                          ALTERNATE MAILING SYSTEM AGREEMENT

                                       BETWEEN

                                         THE

                             UNITED STATES POSTAL SERVICE

                                         AND

                        INTERNATIONAL BILLING SERVICES, INC.,
                            5220 ROBERT J MATHEWS PARKWAY
                            EL DORADO HILLS CA 95762-5712


                                    June l5, 1995


PURPOSE:

This service agreement, and any attachments, set forth the terms and conditions for International Billing Services, Inc., of El Dorado Hills, California for use of an Alternate Mailing System Agreement (AMS) as described and authorized by the United States Postal Service in accordance with Domestic Mail Manual (DMM) P73O. If there is any difference between this agreement and the mailing standards in the Domestic Mail Manual, the postal standards in the DMM will govern. An Alternate Mailing System Agreement provides for other methods of accepting permit imprint mad, not established in Domestic Mail Manual P71O or P720, that show proper postage payment and mail preparation without verification by weight.


CONDITIONS.

The conditions of authorization for Alternate Mailing System Agreements (DMM P730.2.2) are:

*   Authorization to use AMS must benefit the USPS

*   Authorization to use AMS must include a signed agreement

*   An AMS agreement must specify the terms and conditions of the AMS

* All postage must be paid by permit imprint unless otherwise permitted in writing by the RCSC

* There must be no additional costs to the USPS for an AMS agreement beyond the costs of current mail acceptance procedures for the mail in question

* The mailer must implement a quality control program that ensures proper mail preparation and accurate documentation, subject to USPS approval. The service agreement must include details of this program that ensure proper mail preparation and accurate documentation, subject to USPS approval. The service agreement must include details of this program. Each AMS mailing must include a statement from the mailer certifying that the approved quality control verification is done

*   Authorization must not exceed 2 years

ARTICLE 1.

This Alternate Mailing System Agreement was for First-Class nonidentical weight permit imprint mailings for which the documentation and maintenance of records as outlined in Article 9 are maintained by the mailer. This agreement is for specific mailings at the mailer's plant known as IBS II located in:

                                SACRAMENTO, CALIFORNIA

The mailer may request other AMS agreements for additional mailer plant locations by submitting a written request to the postmaster at the office of mailing. The request must include a complete description of the types of matter to be mailed; the proposed method of paying postage; the proposed method to determine correct mail preparation; and a statement of the reasons for requesting the alternate mailing system. The USPS may review the mailer's operation before ruling on the application.


ARTICLE 2:

Mailings under this agreement are limited to First-Class mail. Mailings will be prepared as required by the applicable mailing standards in the Domestic Mail Manual.

Specific primary and secondary documents are listed for use with this system. The mailings produced at the IBS II plant in Sacramento, California are "mailer defined" as:

                                    1. IMAGE BILLS


ARTICLE 3:

The Postmaster or designee, Rancho Cordova, California will verify mailings at the mailer's Sacramento, California plant. All mailings verified under this agreement at the mailer's Sacramento, California plant will have funds withdrawn from permit imprint account number 300 held with the Postmaster, Rancho Cordova, California.


ARTICLE 4.

MAILER'S RESPONSIBILITIES:

1. International Billing Services, Inc., is responsible for complying with all postal laws and regulations which may apply to the mailings including the proper classification of materials as set forth in the DMM. Mailings must be prepared and presented to the Postal Service in accordance with this agreement.

    International Billing Services, Inc., will tender mail prepared in accordance with this Agreement only at entry points specifically approved in advance by the Postal Service. The mailer's plant in Sacramento, California will be the entry point for all mail entered under this Agreement.

2. International Billing Services, Inc., will provide unrestricted access to mail preparation areas for employees of the Postal Service to observe mail preparation and to verify mailing records.

3. At the time mail was presented for acceptance and/or released by the Postal Service, the mailer must be able to provide:

*   Primary Documents as described in Article 9
*   "Postal Accumulated Manifest Report" for each rate category
* Consolidated Register of Mailing Statement - Daily Postal 3600 Summary with Grand Totals
* Coding Accuracy Support System Report (PS Form 3553) or computer-generated facsimile (DMM A950.5.2) for automation rate mailings
*   Carrier-Route Listings for Carrier-Route mailings
* Any other documentation required by the Domestic Mail Manual for rate eligibility


ARTICLE 5:

International Billing Services, Inc., must maintain sufficient funds in an advance deposit account at the Rancho Cordova, California Post Office for any mailings entered and released by the United States Postal Service. (DMM P040.5.6 Prepayment)


ARTICLE 6:

The mailer will document and/or process damaged or withdrawn mailpieces as outlined in Attachment "A" - Mailer's Quality Control Procedures.

The mailer will adhere to all quality control procedures and documentation as outlined in the Quality Control Procedures attached to this agreement-Attachment "A."


ARTICLE 7:



Attachment "B" includes sample copies of mailing documentation covered by this agreement. The Manager, RCSC must be notified 60 days in advance for approval to any proposed changes to this documentation which may affect correct calculation/assessment of postage for mail released by the Postal Service under this Agreement or affects any primary or secondary postal audit documentation used to support this agreement.


ARTICLE 8.

Postal audit documents for this AMS will be maintained at the mailer's plant in El Dorado Hills, California. If requested by the Postal Service, audit documents will be available for postal inspection at the Sacramento IBS II plant with seven (7) days' prior notice to International Billing Services, Inc., A sample pack will be maintained at the mailer's plant located in El Dorado Hills, California for mailings submitted by International Billing Services, Inc., under the AMS agreement. The sample pack will include some of the required documents as specified in Article 9 of this agreement and any additional documentation and information desired by the mailer. Some documentation for this agreement is maintained electronically (Article 10) and certain documentation is maintained by the Postal Liaison because of space limitations in the sample pack. The sample pack will consist of information for a particular "corp" and "plan." The mailer defines a corp as a select client with an exact plan(s) consisting of select envelopes and inserts (stuffers.)

The plan may differ numerous times for the same corp/client during a mailing day. Maintenance of the documentation is required to permit reconciliation with the statements of mailing and to enable the Postal Service to verify the accuracy of the computations for individual mailings as well as for the aggregate of all mailings. These records will be maintained centrally and retained for a period of one year.

The mailer has been authorized to maintain in electronic format the following, provided the conditions in Article 10 are met:

* The primary document, the "Postal Manifest Postage Listing," shows the number of pieces of mail, postage for each piece by destination and "corp/plan" or ":S-Key" and summarizes the postage and piece counts for each mailing under this authorized Alternate Mailing System Agreement.


ARTICLE 9:

PRIORITY MAILING RECORDS FOR IMAGE BILLS

POSTAL MANIFEST LISTING - Shows rate qualification by ZIP Code for mailpieces by tray.

    Customer has authorization in Article 10 to maintain this documentation electronically.



SECONDARY MAILING RECORDS

    1.   Sample Pack enclosures for each corp/plan:


    * Plan Job Card (shows the number pieces, corp/plan, file number, inserts, quality control checks initialed by each department as mail is processed through printing, inserting, sealing, packaging, traying, etc.)

    *    Sample of job tray/sack labels for the exact corp/plan

    *    Sample of mailing envelope with permit imprint including all inserts

    *    Sample of tray labels for the exact corp/plan mailing

    * StatementsPLUS Close Out Index (used for monitoring all activities and document handling needed to close-out the corp/plan)

    *    StatementsPLUS Plan Summary Report

    *    Customer Return Letter

    *    Turnabout Analysis Summary Information

    *    Transmission Audit Report

    *    Facsimile Work Request Customer Invoice

    * Customer Statement of Accounts or Billing Statistics/Billing Validation Report


ARTICLE 10:

Electronic Storage of the "Postal Manifest Listing" for any mailing generated, is acceptable under this Agreement provided:


    * The mailer must be able to provide the Postal Service the entire "Postal Manifest Listing" for any mailing generated within seven days after the date of mailing, The information must be provided by the mailer to the Postal Service within 24 hours;

    * The information can be extracted from the electronic media for a single mailpiece by keying the unique keyline from a specific mailpiece into the computer;

    * The mailer will ensure that for any mailing selected for postage verification by the Postmaster or designee of Rancho Cordova, California that the mailer will generate a complete hard copy of the "Postal Manifest Listing" for the entire contents of one or more tray or containers within that same mailing to the postal clerks verifying a mailing The information must be produced for verification of a mailing before a mailing is released;

    * The mailer will require 15 days' advance notice to provide requests for the "Postal Manifest Listing" beyond seven days from the date of mailing.


ARTICLE 11:

Postal verification may occur at any time. Verification will be conducted as required to meet postal standards. If mailings are accepted at the mailer's plant they are subject to Plant Load Operations approval by the Sacramento District of the Postal Service. This may entail preliminary notice of mail volume in advance to allow the Postal Service adequate time for truck/trailer dispatches.


ARTICLE 12:

Overpayments and underpayments identified during USPS verification require a postage adjustment. Verification samples are deemed to be representative of the entire mailing and postage adjustments calculations are based on the total mailing. The mailer must pay a penalty surcharge when the sampling verification shows that the error exceeds 1.5% of the claimed postage. The total corrected postage for the entire mailing and a penalty equal to 10% of the postage error calculation is deducted from the permit imprint advance deposit account (DMM P730.1.2.). Additionally, the mailer agrees to notify the RCSC, in writing, regarding the reason for the error and how it will be prevented in the future.

ARTICLE 13:

Any underpayment of postage to the USPS detected by International Billing Services, Inc., must be reported to the administering post office within five
(5) working days from the date of detection. The reporting office will advise the administering RCSC of all underpayments.

Any refund request or deficiency (underpayment) will trigger an investigation by the administering RCSC and International Billing Services, Inc., to determine how and why the error occurred, why it was not detected by the system, and what corrective measures have or should be taken. A joint audit will be performed if determined necessary by the manager of the administering RCSC.

If the manager, RCSC, determines excess postage was paid or postage was underpaid because of an error by International Billing Services, Inc., the cost of conducting the audit to identify and correct the cause of the problem and the total administrative costs and processing costs incurred by the Postal Service will be charged to International Billing Services, Inc.


ARTICLE 14.

The Manager, Rates and Classification Service Center may revoke this AMS authorization if the mailer (DMM P730.2.7):

    * Provides incorrect data for mailing and appears unable or unwilling to correct all problems;

    * Is not conducting required quality control procedures as described by the mailer in Attachment A;

    * No longer meets the criteria established by standard or the AMS agreement;

    *    Does not present a mailing under this AMS for six (6) months;

    *    Continues to present improperly prepared mailings;


ARTICLE 15:

DURATION AND TERMS OF THIS AGREEMENT

The mailer may cancel this agreement at any time by giving written notice to the San Bruno Manager, Rates and Classification Service Center.


ARTICLE 16.


Annual system reviews will be conducted by the San Bruno RCSC. Monthly reviews will be conducted by either the Manager, Business Mail Entry, Sacramento District, the Postmaster, Rancho Cordova, California or their designees.


ARTICLE 17.

This agreement will remain in effect for a one-year period beginning June 15,1995 and ending June 14, 1996.

Article 18:

This agreement consists of 18 articles and five (5) attachments and can only be changed or modified by addendum with the approval of the San Bruno Rates and Classification Service Center.

     ATTACHMENTS                 DESCRIPTION

*   Attachment A                  Mailer's Quality Control Procedures
*   Attachment B                  Primary Documentation Samples
*   Attachment C                  Mailer's Request for Alternate Mailing System
*   Attachment D                  Mailer's Definition of Terms

                 SIGNATURE PAGE - ALTERNATE MAILING SYSTEM AGREEMENT







FOR THE POSTAL SERVICE


                                             Manager, Customer Service Support
- -------------------------------------     --------------------------------------
         Name                                             Title


                                                        916 263-7032
- -------------------------------------     --------------------------------------
        Signature                                       Telephone


                                                  Sacramento, CA 95799-0070
- -------------------------------------     --------------------------------------
          Date                                       City, State, ZIP + 4




FOR THE POSTAL SERVICE


       Larry Groce                        Postmaster, Rancho Cordova, California
- -------------------------------------     --------------------------------------
         Name                                             Title


                                                       916 574-3062
- -------------------------------------     --------------------------------------
        Signature                                       Telephone


                                                 Rancho Cordova, CA 95670-9998
- -------------------------------------     --------------------------------------
          Date                                       City, State, ZIP + 4





FOR THE POSTAL SERVICE


      Michael Kohles                           Postmaster, Folsom, California
- -------------------------------------     --------------------------------------
         Name                                             Title


                                                       916 983-3120
- -------------------------------------     --------------------------------------
        Signature                                       Telephone


                                                Folsom, California 95630-9998
- -------------------------------------     --------------------------------------
          Date                                       City, State, ZIP + 4

FOR CUSTOMER


          Mury L. Salls                      Vice President Postal Relations
- -------------------------------------     --------------------------------------
         Customer Name                                    Title


       /s/ Mury L. Salls                                916 939-4670
- -----------------------------------     --------------------------------------
            Signature                                   Telephone


            4/10/96                            El Dorado Hills, CA 95762-5712
- -------------------------------------     --------------------------------------
              Date                                   City, State, ZIP + 4





FOR RATES AND CLASSIFICATION


                                               Mgr., San Bruno Rates and
                                             Classification Service Center
- -------------------------------------     --------------------------------------
         Linda Deaktor                                    Title


                                             San Bruno, California 94096-9599
- -------------------------------------     --------------------------------------
       Date of Approval                            City, State, ZIP + 4

ATTACHMENT A

                         MAILER'S QUALITY CONTROL PROCEDURES

                            SAMPLE VERIFICATION CHECKLIST

    CORP                   CYCLE                PLAN
         --------------          --------------       ---------------------
    EQUIPMENT #                     OPERATOR BADGE #
               -------------------                    ---------------------
                                                          [ACCEPTED]  [REJECTED]
- --------------------------------------------------------------------------------
1.  ENVELOPE SEAL [sealed at left, center, and right)     [        ]  [        ]
- --------------------------------------------------------------------------------
2.  NO WATER DAMAGE (i.e. envelopes sticking together)    [        ]  [        ]
- --------------------------------------------------------------------------------
3.  ENVELOPE FLAP (no extra folds or wrinkles)            [        ]  [        ]
- --------------------------------------------------------------------------------
4.  ENVELOPES NOT TORN                                    [        ]  [        ]
- --------------------------------------------------------------------------------
5.  PRINT ALIGNMENT WITHIN TOLERANCE (on target and       [        ]  [        ]
     in send envelope windows)                            [        ]  [        ]
- --------------------------------------------------------------------------------
6.  PROPER ASSIGNMENT OF ADDRESS IN REMIT ENVELOPE        [        ]  [        ]
- --------------------------------------------------------------------------------
7.  PROPER POSITION OF SCAN LINE                          [        ]  [        ]
- --------------------------------------------------------------------------------
8.  PROPER POSITION OF DATA/ELECTRONIC FIGURES            [        ]  [        ]
- --------------------------------------------------------------------------------
9.  PRINT SKEW WITHIN TOLERANCE                           [        ]  [        ]
- --------------------------------------------------------------------------------
10. CORRECT TAGLINE PRINTED                               [        ]  [        ]
- --------------------------------------------------------------------------------
11. PRINT FUSING/NO SMUDGING                              [        ]  [        ]
- --------------------------------------------------------------------------------
12. STATEMENT FOLDED PROPERLY                             [        ]  [        ]
- --------------------------------------------------------------------------------
13. CORRECT INSERTS USED                                  [        ]  [        ]
- --------------------------------------------------------------------------------
14. CORRECT SENDING/REMIT ENVELOPES USED                  [        ]  [        ]
- --------------------------------------------------------------------------------
15. CORRECT PAPER STOCK USED                              [        ]  [        ]
- --------------------------------------------------------------------------------

COMMENTS/ACTION TAKEN

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

SAMPLES  [  ] ACCEPTED       [  ] REJECTED

BADGE #                          DATE                 TIME
        -- -- -- --                   -- -- --             -- -- --

                                                      [LOGO] INTERNATIONAL
                                                             BILLING SERVICES


                                        CST 1
                                  Mail Verification


2.0 Bill Inspection
- -----------------------------

                                            D1        D2         D3        D4

    2.1  Sequence Verification             [  ]      [  ]       [  ]      [  ]

    2.2  Manifest Lines                    [  ]      [  ]       [  ]      [  ]

    2.3  Stock, Envelopes and Inserts      [  ]      [  ]       [  ]      [  ]

    2.4  Alignment and Folds               [  ]      [  ]       [  ]      [  ]

    2.5  Print Quality                     [  ]      [  ]       [  ]      [  ]

    2.6  Envelopes Sealed                  [  ]      [  ]       [  ]      [  ]


    2.7  Additional Inspection for Flats   [  ]      [  ]       [  ]      [  ]

    2.8  Quality Exception Process/
         Productivity Report               [  ]      [  ]       [  ]      [  ]

    2.9  Releasing and Mailing             [  ]      [  ]       [  ]      [  ]




Supervisor's Name:                            Employee #:
                   ----------------------                 ---------------------
                       Please Print


        Signature:                           Date:
                   ----------------------          ----------------------

2. BILL INSPECTION:

   Expectations:
         -->  Learn correct inspection methods of:
              -->  Sequence Verification.
              -->  Manifest Lines.
              -->  Page stock, Inserts and Envelopes.
              -->  Print Alignment and statement folds.
              -->  Print Quality.
              -->  Envelope sealing.
              -->  Flat Bills.
         -->  Learn correct procedure for Quality
              exceptions.

CST 1
2.  BILL INSPECTION (CONT'D)


2.1 SEQUENCE VERIFICATION
    2.1.1.    First and last bills agree with sequence range on
                   container label.

    2.1.2.    Each bill was in sequential order in every tray
                   inspected.

    2.1.3.    Bills of questionable quality are turned up on edge
                   (flagged) for additional inspection.

CST 1
2.  BILL INSPECTION (CONT'D)


2.2.     Manifest Lines:
    2.2.1.    File number on bills agrees with the checkout report.

CST 1
2.  BILL INSPECTION (CONT'D)



2.3.     Page Stock, Envelopes & Inserts;
    2.3.1.    All stock, envelope and insert numbers agree with the
                   checkout report;
    2.3.2.    Region or market referenced on the stock & inserts
                   corresponds with the addresses on the bills.

CST 1
2.  BILL INSPECTION (CONT'D)


2.4.     Alignment & Folds:
    2.4.1.    Revision date on the "Quick Reference Guide" is
                   current;
    2.4.2.    Alignment criteria agrees with the "Quick Reference
                   Guide";
    2.4.3.    Fold criteria agrees with the "Quick Reference Guide."

CST 1
2.  BILL INSPECTION (CONT'D)


2.5. PRINT QUALITY
    2.5.1.    Toner Fusion was complete.  No fading or smudging.
                   Especially critical with Scan Lines and sending addresses.
    2.5.2.    Skewing was within tolerance.  Maximum acceptable
                   skewing was 1/8" from left to right, (or 1/16" from center to either edge).

CST 1
2.  BILL INSPECTION (CONT'D)


2.6 ENVELOPES SEALED
    2.6.1.    The envelope flap is secured to the back of the
                   envelope.

CST 1
2.  BILL INSPECTION (CONT'D)


2.7.     Additional Inspection for Flat Bills;
    2.7.1.    During sequencing verify that return envelopes and
                   inserts are included in all bills.

CST 1
2.  BILL INSPECTION (CONT'D)


2.8.     Quality Exception Process:
    2.8.1.    Significant quality problem with a container requires
                   additional QC.:
    2.8.1.2.  locate & check the container before.
    2-8.1.3.  Locate & check the container after.
    2.8.1.4.  Continue until problem is isolated.
    2.8.1.1.  Significant quality problems include:
         2.8.1.1.1.     Any wrong use of stock, envelopes or inserts.
         2.8.1.1.2.     Poor print quality or alignment.
         2.8.1.1.3.     Questionable data.

CST 1
2.  BILL INSPECTION (CONT'D)


2.9. Releasing & Mailing:
    2.9.1.    Release to Mail;
         2.9.1.1.  Samples are acceptable;
         2.9.1.1.1.     Document on Sample Verification
                        form
         2.9.1.1.2.     Insert sample with the form attached into the Sample
                        Pack.
         2.9.1.1.3. Enter "Released To Mail" date and time into the system. (see step 1.8.4.2.).
         2.9.1.1.4. Document on the Productivity Report by checking that the samples have been approved.
         2.9.1.1.5.     Sign off "Released To Mail" on the sample pack.
         2.9.1.1.6.     Route Sample Pack to mail station.
         2.9.1.1.7.     Write "SV" (samples verified) on Container Checkout
                        Report.
    2.9.1.2.       Samples are not acceptable;
         2.9.1.2.1.     Document findings on the
                        Sample Verification form.
         2.9.1.2.2.     Return Sample Pack, samples &
                        form to Production.
         2.9.1.2.3.     Inform Production & SPCS
                        Monitor & Control what was unacceptable.
         2.9.1.2.4.     Document on the Productivity Report
         2.9.1.2.5.     Wait for new samples.
    2.9.2.    SPCS QC Complete;
         2.9.2.1.  Corp was active and all SPCS QC is complete.
         2.9.2.1.1.     Locate plan's sample pack at
                        mailing station.
         2.9.2.1.2.     Sign off "SPCS QC Complete"
                        section on sample pack.
         2.9.2.1.3.     Place Copy of Checkout Report
                        inside sample pack.
         2.9.2.1.4.     Return sample pack to step file.
         2.9.2.1.5.     Recycle all unused QC
                        envelopes.
    2.9.2.2.       Corp has mailed and SPCS QC is
                   incomplete.
         2.9.2.2.1.     Locate plan's sample pack at
                        mailing station.
         2.9.2.2.2.     Sign "SPCS QC Complete"
                        section on sample pack noting tray # not QCed

CST 1
2.  BILL INSPECTION (CONT'D)


         2.9.2.2.3. Document un-QC'd containers on Production Incomplete Quality Verification Report.
         2.9.2.2.4.     Place Copy of Tray Checkout Report
                        inside sample pack.
         2.9.2.2.5.     Return sample pack to step file.
         2.9.2.2.6.     Inform Production & SPCS
                        Monitor & Control.
    2.9.2.3.       Invalid & Foreign 3600 Mail;
         2.9.2.3.1. Document on Checkout Report note on Sample Pack "invalids sent to SPSH"
         2.9.2.3.2.     Route to Special Handling.
  2.9.3.                   Control Forms;
    2.9.3.1.       All 3600 plans have mailed.
         2.9.3.1.1.     Ensure Control Form entries are
                        completed up to this point of the
                        process.
  2.9.4. Hard Holds;
    2.9.4.1. A 55 hold was applied to a Corp to prevent all containers from mailing.
         2.9.4.2.  The Corp was allowed to print, but not to mail.
         2.9.4.3.  All containers are caged by plan near the CST
                   1 station.
         2.9.4.4.  Possible reasons for a Hard Hold are;
              2.9.4.4.1.     The written release is not yet
                             received.
              2.9.4.4.2.     Cycle requires 100% QC.
              2.9.4.4.3.     Pulled bills must be located manually.
              2.9.4.4.4.     Insert shortage.
         2.9.4.5.       Significant problem is found during QC. (see
                             step 2.8.1.).
              2.9.4.5.1.     All unmailed containers are caged by
                             plan near the CST 1 station.
              2.9.4.5.2.     Mailed containers are either retrieved
                             Station "C" or,
              2.9.4.5.3. Allowed to continue through the Postal process. (Supervisor's approval).
         2.9.4.6.            Once hard hold reason is resolved.
              2.9.4.6.1.     hold is removed.
              2.9.4.6.2.     Production is informed that containers
                             are okay to mail.

ATTACHMENT B

                            PRIMARY DOCUMENTATION SAMPLES

REPORT PROG: NHS4307 - REV 84K    POSTAL MANIFEST   FILE-42271-0301    PAGE:  1
REPORT DATE: 02/13/95 02:06 PM    53133-NORTH      02A-02/06/95-PLAN 1
IBS PERMIT 175                    DETAIL                               LETTERS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

BUNDLE    ZIP ROUTE   BEGIN   TOTAL   5-TOT   1 OZ  2 OZ  3 0Z  4 OZ  5 OZ  6 OZ  7 OZ  8 OZ  9 OZ  10 OZ  11 OZ  CONTAINER ACCUM
NO TYPE               SEQ NO          9-TOT   1 OZ  2 OZ  3 0Z  4 OZ  5 OZ  6 OZ  7 OZ  8 OZ  9 OZ  10 OZ  11 OZ  POSTAGE   POSTAGE

- ------------------------------------------------------------------------------------------------------------------------------------

 1 5-DIGIT  49801       3921     32      32     31     1     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 2 5-DIGIT  49870       3953     12      12     12     0     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 3 5-DIGIT  49887       3965     28      28     28     0     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 4 5-DIGIT  49893       3993     24      24     20     4     0     0     0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 5 5-DIGIT  54301       4017     18      18     17     1     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 6 5-DIGIT  54303       4035     16      16     16     0     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 7 5-DIGIT  54384       4051     33      33     30     3     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 8 5-DIGIT  54307       4084     60      60     59     1     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
 9 5-DIGIT  54311       4144     18      10      9     1     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
10 5-DIGIT  54313       4154     26      26     26     0     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
11 5-DIGIT  54416       4180     41      41     35     6     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
12 5-DIGIT  54486       4221     12      12     12     0     0     0     0     0     0     0     0      0      0
                                          0      0     0     0     0     0     0     0     0     0      0      0
CONTAINER 0014 PRESORT         312    5-digit= 312  9-digit=   0    WEIGHT= 15.41  SKEY=92422  SUR=    0.00      89.398    89.398


REPORT PROG: NHS4307 - REV 04K    POSTAL MANIFEST   FILE-42271-0301     PAGE:  2
REPORT DATE: 02/13/95 02:06 PM    53133-NORTH       -02A-02/06/95-PLAN I
IBS PERMIT 175                    SUB TOTALS                            LETTERS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


DESCRIPTION     TOTAL  POSTCARD  01 OZ  02 OZ  03 OZ  04 OZ  05 OZ  06 OZ  07 OZ  08 OZ  09 OZ  10 OZ  11 OZ

CR ROUTE            0         0      0      0      0      0      0      0      0      0      0      0      0
5 DIGIT BC          0         0      0      0      0      0      0      0      0      0      0      0      0
3 DIGIT BC          0         0      0      0      0
ZIP4 PRESORT        0         0      0      0      0
PRESORT           312         0    295     17      0      0      0      0      0      0      0      0      0
NO PRESORT BC       0         0      0      0      0      0      0      0      0      0      0      0      0
ZIP4 RESIDUAL       0         0      0      0      0
RESIDUAL            0         0      0      0      0      0      0      0      0      0      0      0      0
INVALIDS            0         0      0      0      0      0      0      0      0      0      0      0      0
                -----     -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----

TOTAL             312         0    295     17      0      0      0      0      0      0      0      0      0


ZIP+4 PERCENTAGE: 00.0%
SURCHARGE: $   0.00

REPORT PROG: NHS4307 - REV 04N    DAILY POSTAL JOB SUMMARY          PAGE:     1
REPORT DATE: 03/21/95 12:22 PM        MARCH 20,1995                 CORP: 03200
IBS PERMIT 116                         DETAIL: SACRAMENTO
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                  L   TOTAL   TOTAL     MAILED     TOTAL
CORP   RUN   PLAN:F    PCS   POSTAGE   DATE/TIME   CONTS   SEG#   CP   ZB    TB    ZP   FP   NB    ZN   FN    %Z4   SURCHARGE
- -----:-----:-----:---:-----:---------:-----------:-------:------:----:-----:-----:----:----:-----:-----:-----:----:-----------:
00118:9501A:    2:F  : 2376:  606.600:  032095 14:     18:019528:   0:  240:   60:   0:   0:  240:  12O:  264:87.8:           :
01 OZ:     :     :   :  286:   77.572:           :       :      :   0:   88:   22:   0:   0:   88:   44:   44:    :           :
     :     :     :   :     :         :           :       :      :    :0.258:0.064:    :    :0.295:0.305:0.320:    :           :
02 OZ:     :     :   :  260:  134.320:           :       :      :   0:   80:   20:   0:   0:   80:   40:   40:    :           :
     :     :     :   :     :         :           :       :      :    :0.488:0.494:    :    :0.525:0.535:0.550:    :           :
03 OZ:     :     :   :  234:  170.568:           :       :      :   0:   72:   18:   0:   0:   72:   36:   36:    :           :
     :     :     :   :     :         :           :       :      :    :0.672:0.678:    :    :0.755:0.765:0.780:    :           :
04 0Z:     :     :   :   32:   32.320:           :       :      :   0:    0:     :    :   0:    0:     :   32:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :1.010:    :           :
05 OZ:     :     :   :   28:   34.720:           :       :      :   0:    0:     :    :   0:    0:     :   28:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :1.240:    :           :
06 OZ:     :     :   :   24:   35.280:           :       :      :   0:    0:     :    :   0:    0:     :   24:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :1.470:    :           :
07 OZ:     :     :   :   20:   34.000:           :       :      :   0:    0:     :    :   0:    0:     :   20:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :1.700:    :           :
08 OZ:     :     :   :   16:   30.800:           :       :      :   0:    0:     :    :   0:    0:     :   16:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :1.930:    :           :
09 OZ:     :     :   :   12:   25.920:           :       :      :   0:    0:     :    :   0:    0:     :   12:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :2.160:    :           :
10 0Z:     :     :   :    8:   19.120:           :       :      :   0:    0:     :    :   0:    0:     :    8:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :2.390:    :           :
11 0Z:     :     :   :    4:   10.480:           :       :      :   0:    0:     :    :   0:    0:     :    4:    :           :
     :     :     :   :     :         :           :       :      :    :     :     :    :    :     :     :2.620:    :           :




REPORT PROG: NHS4307 - REV 04N                        DAILY POSTAL 3600 SUMMARY                                        PAGE: 2
REPORT DATE: 03/21/95 12:22 PM                             MARCH 20, 1995                                              CORP: O32O
IBS PERMIT 116                                         SITE TOTALS: SACRAMENTO
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF CONTAINERS   -  18                TOTAL WEIGHT   -   208.86 LBS               AVERAGE WEIGHT - 11.60 LBS

                         LETTERS                                                FLATS
- ----------------------------------------------------------------------------------------------------------------------------------
TYPE           RATE      TOTAL     SURCHARGE      POSTAGE  :  TYPE      RATE      TOTAL               SURCHARGE      POSTAGE
                         PIECES                            :                      PIECES
- ----------------------------------------------------------------------------------------------------------------------------------
                                                           :
                                                           :
CP - CARRIER ROUTE                                         :  CP - CARRIER ROUTE
                         ------                   -------- :                       ------                            --------
SUB TOTAL                     0                 $    0.000 :  SUB  TOTAL                0                           $   0.000
                                                           :
                                                           :
ZB - 5 DIGIT DELIVERY POINT BARCODE                        :   3/5 - BARCODE
                                                           :   1 OZ      $0.258        88                           $  22.704
                                                           :   2 OZ      $0.488        80                           $  39.040
                                                           :   3 OZ      $0.672        72                           $  48.384
                         ------                   -------- :                       ------                            --------
SUB TOTAL                     0                 $   0.000  :  SUB TOTAL               240                           $ 110.128
                                                           :
                                                           :
TB - 3 DIGIT DELIVERY POINT BARCODE                        :
                         ------                   -------- :
SUB TOTAL                     0                 $   0.000  :
                                                           :
                                                           :
ZP - ZIP+4 PRESORT                                         :
                         ------                   -------- :
SUB TOTAL                     0                 $   0.000  :
                                                           :
                                                           :
FP - PRESORTED FIRST CLASS                                 :  FP - PRESORTED FIRST CLASS
                         ------                   -------- :                       ------                            --------
SUB TOTAL                     0                 $   0.000  :  SUB TOTAL                 0                           $    0.00
                                                           :
                                                           :
                                                           :
NB - NONPRESORTED DELIVERY POINT BARCODE                   :  NB - NONPRESORTED DELIVERY POINT BARCODE
                                                           :
                                                           :   1 OZ     $0.295         88                           $   25.96
                                                           :   2 OZ     $0.525         80                           $   42.00
                                                           :   3 OZ     $0.755         72                           $   54.36
                         ------                   -------- :                       ------                            --------
SUB TOTAL                     0                 $   0.000  :  SUB TOTAL               240                           $  122.32
                                                           :
                                                           :
ZN - NONPRESORTED ZIP+4                                    :
                         ------                   -------- :
SUB TOTAL                     0                 $   0.000  :



REPORT PROG: NHS4307 - REV 04N                        DAILY POSTAL 3600 SUMMARY                                         PAGE:    3
REPORT DATE: 03/21/95 12:22 PM                             MARCH 20, 1995                                              CORP: O32O0
IBS PERMIT 116                                         SITE TOTALS: SACRAMENTO
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
*****     CONTINUED     *****

                         LETTERS                                                FLATS
- ----------------------------------------------------------------------------------------------------------------------------------
TYPE           RATE      TOTAL     SURCHARGE      POSTAGE  :  TYPE      RATE      TOTAL               SURCHARGE      POSTAGE
                         PIECES                            :                      PIECES
- ----------------------------------------------------------------------------------------------------------------------------------
                                                           :
FN -  NONPRESORTED FIRST CLASS                             :  FN - NONPRESORTED FIRST CLASS
                                                           :   1 OZ     $0.320         44                           $  14.080
                                                           :   2 OZ     $0.550         40                           $  22.000
                                                           :   3 OZ     $0.780         36                           $  28.080
                                                           :   4 OZ     $1.010         32                           $  32.320
                                                           :   5 OZ     $1.240         28                           $  34.720
                                                           :   6 OZ     $1.470         24                           $  35.280
                                                           :   7 OZ     $1.700         20                           $  34.000
                                                           :   8 OZ     $1.930         16                           $  30.880
                                                           :   9 OZ     $2.160         12                           $  25.920
                                                           :  10 OZ     $2.390          8                           $  19.120
                                                           :  11 OZ     $2.620          4                           $  10.480
                         ------                   -------- :                       ------                            --------
SUB TOTAL                     0                   $  0.000 :  SUB TOTAL               264                           $ 286.880
                                                           :
                                                           :
                                                           :
MAIL                     LETTER                   POSTAGE  :  MAIL                 FLAT                               POSTAGE
TYPE                     PIECES                   AMOUNT   :  TYPE                 PIECES                             AMOUNT
CP                            0                   $  0.000 :  CP                        0                           $   0.000
ZB                            0                   $  0.000 :  3/5                     240                           $ 110.128
TB                            0                   $  0.000 :  FP                        0                           $   0.000
ZP                            0                   $  0.000 :  NB                      240                           $ 122.320
FP                            0                   $  0.000 :  FN                      264                           $ 286.880
NB                            0                   $  0.000 :
ZN                            0                   $  0.000 :
FN                            0                   $  0.000 :
                         ------                   -------- :                       ------                            --------
GRAND TOTAL LETTERS           0                   $  0.000 :  GRAND TOTAL FLATS       744                             519.328
                                                           :
                                                           :
                         ------                   -------- :
GRAND TOTAL                 744                   $ 519.33 :

REPORT PROG:  NHS4307 - REV 04N       DAILY POSTAL 3600 SUMMARY       PAGE: 4
REPORT DATE:  03/21/95 12:22 PM            MARCH 20, 1995             CORP: O32O
IBS PERMIT 116                         SITE TOTALS: SACRAMENTO
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


THE SIGNATURE OF A MAILER CERTIFIES THAT IT WILL BE LIABLE FOR AND AGREES TO PAY, SUBJECT TO APPEALS PRESCRIBED BY POSTAL LAWS AND REGULATIONS, ANY REVENUE DEFICIENCIES ASSESSED ON THIS MAILING. (IF THIS FORM IS SIGNED BY AN AGENT, THE AGENT CERTIFIES THAT IT IS AUTHORIZED TO SIGN THIS STATEMENT, THAT THE CERTIFICATION BINDS THE AGENT AND THE MAILER, AND BOTH THE MAILER AND THE AGENT WILL BE LIABLE FOR AND AGREE TO PAY ANY DEFICIENCIES).

I HEREBY CERTIFY THAT ALL INFORMATION FURNISHED ON THIS FORM IS ACCURATE AND TRUTHFUL, THAT THIS MAILING MEETS ALL APPLICABLE CASS/MASS STANDARDS FOR ADDRESS AND BARCODE ACCURACY, AND THAT THE MATERIAL PRESENTED QUALIFIES FOR THE RATES OF POSTAGE CLAIMED.



- -----------------------------------
SIGNATURE OF PERMIT HOLDER OR AGENT (BOTH PRINCIPAL AND AGENT ARE LIABLE FOR ANY POSTAGE DEFICIENCY INCURRED)

** ACCEPTED UNDER AMS / NOT WEIGHED IN BULK- SEE BMM P730


I HEREBY CERTIFY THAT THIS MAILING HAS BEEN INSPECTED CONCERNING; (1) ELIGIBILITY FOR THE RATE OF POSTAGE CLAIMED; (2) PROPER PREPARATION (AND PRESORT WHERE REQUIRED); (3) PROPER COMPLETION OF THE STATEMENT OF MAILING; AND (4) PAYMENT OF THE REQUIRED ANNUAL FEE.



- ----------------------------------
SIGNATURE OF WEIGHER                                  -FINANCIAL DOCUMENT-
                                                   FORWARD TO FINANCE OFFICE

THE SUBMISSION OF A PS FORM 3600-R-COMPUTERIZED FACSIMILE JANUARY 1995


REPORT PROG: NHS4307 - REV 04N                        DAILY POSTAL 3600 SUMMARY                                       PAGE:      5
REPORT DATE: 03/21/95 12:22 PM                              MARCH 20,1995                                             CORP:  03200
IBS PERMIT 116/175                                          GRAND TOTALS
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF CONTAINERS -   36        TOTAL WEIGHT -   417.72 LBS        AVERAGE WEIGHT - 11.60 LBS

                         LETTERS                                                               FLATS
- ----------------------------------------------------------------------------------------------------------------------------------
TYPE        RATE         TOTAL       SURCHARGE       POSTAGE   :  TYPE       RATE          TOTAL            SURCHARGE       POSTAGE
                         PIECES                                :                           PIECES
- ----------------------------------------------------------------------------------------------------------------------------------
                                                               :
                                                               :
CP - CARRIER ROUTE                                             :  CP - CARRIER ROUTE
                         ------                      --------- :                           ------                         ---------
SUB TOTAL                     0                     $    0.000 :  SUB TOTAL                     0                        $    0.000
                                                               :
                                                               :
ZB - 5 DIGIT DELIVERY POINT BARCODE                            :  3/5 - BARCODE
                                                               :   1 OZ      $0.258           176                        $   45.408
                                                               :   2 OZ      $0.488           160                        $   78.080
                                                               :   3 OZ      $0.672           144                        $   96.768
                         ------                      --------- :                           ------                         ---------
SUB TOTAL                     0                     $    0.000 :  SUB TOTAL                   480                        $  220.256
                                                               :
                                                               :
TB - 3 DIGIT DELIVERY POINT BARCODE                            :
                         ------                      --------- :
SUB TOTAL                     0                     $    0.000 :
                                                               :
                                                               :
ZP - ZIP+4 PRESORT                                             :
                         ------                      --------- :
SUB TOTAL                     0                     $    0.000 :
                                                               :
                                                               :
FP - PRESORTED FIRST CLASS                                     :  FP - PRESORTED FIRST CLASS
                         ------                      --------- :                           ------                         ---------
SUB TOTAL                     0                     $    0.000 :  SUB TOTAL                     0                        $    0.000
                                                               :
                                                               :
NB - NONPRESORTED DELIVERY POINT BARCODE                       :  NB - NONPRESORTED DELIVERY POINT BARCODE
                                                               :   1 0Z      $0.295           176                        $   51.920
                                                               :   2 OZ      $0.525           160                        $   84.000
                                                               :   3 OZ      $0.755           144                        $  108.720
                         ------                      --------- :                           ------                         ---------
SUB TOTAL                     0                     $    0.000 :  SUB TOTAL                   480                        $  244.640
                                                               :
                                                               :
ZN - NONPRESORTED ZIP+4                                        :
                         ------                      --------- :
SUB TOTAL                     0                     $    0.000 :



REPORT PROG: NHS4307-REV 04N                            DAILY POSTAL 3600 SUMMARY                                     PAGE:     6
REPORT DATE: 03/21/95 12:22 PM                              MARCH 20,1995                                             CORP:  03200
IBS PERMIT 175/116                                          GRAND TOTALS
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
*****       CONTINUED       *****

                         LETTERS                                                          FLATS
- ----------------------------------------------------------------------------------------------------------------------------------
TYPE        RATE         TOTAL       SURCHARGE       POSTAGE   :  TYPE       RATE          TOTAL            SURCHARGE      POSTAGE
                         PIECES                                :                           PIECES
- ----------------------------------------------------------------------------------------------------------------------------------
                                                               :
                                                               :
FN - NONPRESORTED FIRST CLASS                                  :  FN - NONPRESORTED FIRST CLASS
                                                               :   1 OZ      $0.320            88                        $   28.160
                                                               :   2 OZ      $0.550            80                        $   44.000
                                                               :   3 OZ      $0.780            72                        $   56.160
                                                               :   4 OZ      $1.010            64                        $   64.640
                                                               :   5 OZ      $1.240            56                        $   69.440
                                                               :   6 OZ      $1.470            48                        $   70.560
                                                               :   7 OZ      $1.700            40                        $   68.000
                                                               :   8 OZ      $1.930            32                        $   61.760
                                                               :   9 OZ      $2.160            24                        $   51.840
                                                               :  10 OZ      $2.390            16                        $   38.240
                                                               :  11 OZ      $2.620             8                        $   20.960
                         ------                      --------- :                           ------                         ---------
SUB TOTAL                     0                     $    0.000 :  SUB TOTAL                   528                        $  573.760
                                                               :
                                                               :
MAIL                     LETTER                        POSTAGE :  MAIL                     FLAT                            POSTAGE
TYPE                     PIECES                        AMOUNT  :  TYPE                     PIECES                          AMOUNT
CP                            0                     $    0.000 :  CP                            0                        $    0.000
ZB                            0                     $    0.000 :  3/5                         480                        $  220.256
TB                            0                     $    0.000 :  FP                            0                        $    0.000
ZP                            0                     $    0.000 :  NB                          480                        $  224.640
FP                            0                     $    0.000 :  FN                          528                        $  573.760
NB                            0                     $    0.000 :
ZN                            0                     $    0.000 :
FN                            0                     $    0.000 :
                         ------                      --------- :                           ------                         ---------
GRAND TOTAL LETTERS           0                          0.000 :  GRAND TOTAL FLATS          1488                          1038.656
                                                               :
                                                               :
                         ------                      --------- :
GRAND TOTAL                1488                     $  1038.66 :
                                                               :

ATTACHMENT C - MAILER'S REQUEST FOR ALTERNATE
MAILING SYSTEM AGREEMENT

                      INTER-SERVICE AREA PLANT LOADS REQUEST

Inter-Service Area Plant Loads are movements from the mailer's plant to a mail processing facility outside the service area of the mailer's plant. Handling at the local post office or local acceptance facility and at least one processing facility is bypassed.

Inter-Service Area Plant Loads will be granted if the mailer can satisfy one requirement from both the minimum volume and maximum mileage columns and equipment is available. If unable to meet these requirements, the Division will perform a detailed cost analysis or will determine that the volume of plant loaded mail exceeds the mail processing capacity of the local origin postal facility.

                                      Minimum Volume
1. Current and future volume of mail plant loaded is at least 60 percent of a vehicle by weight or cube. Volume is 10,000 pounds/cube.

 / / If Yes, go to number 3.

 / / If No, go to number 2.

2. Mailings of two or more mailers located in the same services area are combined to meet minimum volume requirements.

   Total mail volume by weight or cube is
                                        ----------------------------
   Mailer's name(s), locations, and volumes (weight or cube) to be combined are:



/ / If Yes, go to number 3.
/ / If minimum volume requirements are not met, go to Form 3815-A, Plant
    Load Cost Analysis.

                               Maximum Mileage
3. Mileage from the mailer's plant to the destination postal facility is 275 miles or less and the plant load bypasses origin SCF and at least one ADC, BMC, or ASF.

/X/ If Yes, provide mileage
                           -------------------------
/ / If No, go to number 4.

4. Mileage from mailer's plant to the destination postal facility is 150 miles or less and the plant load bypasses only the origin SCF.

/ / If Yes, provide mileage  95
                            -------
/ / If No, go to Form 3815-A, Plant Load Cost Analysis.

                          INTRA-SERVICE AREA PLANT LOADS REQUEST

Inter-Service Area Plant Loads are movements from the mailer's plant to a postal facility that has the post office of the mailer's plant within its service area. Handling at the local post office or local acceptance facility is bypassed. Intra-Service Area Plant Loads will be granted if the mailer can satisfy one requirement from both the minimum volume and maximum mileage columns and equipment is available. If unable to meet these requirements, the Division will perform a detailed cost analysis.

                                      Minimum Volume
1. Current and future volume of mail to be plant loaded is at least 50 percent of a vehicle by weight or cube. Volume is 10,000 pounds/cube.

 / / If Yes, go to number 3.

 / / If No, go to number 2.

2. Combined plant loads of two or more mailers located in the same service area and verified at the mailer's plant meet minimum volume requirement.

   Total mail volume by weight or cube is
                                        ----------------------------
   Mailer's name(s), locations, and volumes (weight or cube) to be combined are:

/ / If Yes, go to number 3.

/ / If minimum volume requirements are not met, go to Form 3815-A, Plant
    Load Cost Analysis.

                               Maximum Mileage
3. Distance from mailer's plant to destination postal facility is 150 miles or less

/X/ If Yes, name and destination postal facility and mileage:

          SMF/44 miles

/ /If No, go to Form 3815-A Plant Load Cost Analysis.

It is understood that if this application is approved, all applicable postal regulations pertaining to plant loading, revenue protection, and/or optional procedure must be observed. Also, approval is conditioned on the availability of equipment to transport mail from the mailer's plant.

- -------------------------------------------------------------------------------
Combined mailings require signatures of each mailer. Use separate sheet, if necessary. Application submitted by
- -------------------------------------------------------------------------------
Name /s/ La Verne Barnes    Title        Telephone No. (Include       Date
                                         Area Code)

- --------------------------------------------------------------------------------

PS Form 3815, July 1986 (Page 2)


- ----------------------------------------------------------------------------------------------------------------------------------
                                                       U. S. Postal Service
                                        PLANT LOAD AUTHORIZATION APPLICATION AND WORKSHEET     1.  REQUEST DATE
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
                   To be completed by Mailer and returned to Local Post Office, or Account Representative (AR)
- ----------------------------------------------------------------------------------------------------------------------------------

 2.  Mailer Name, Address, City, State and Zip + 4 (include Apt/Suite No.)     3.  Person to Contact (Name)
                                                                                   La Verne Barnes
        International Billing Services II                                     ----------------------------------------------------
        9950 Mills Station Rd.                                                 4.  Title
        Sacramento, CA  95827-2002                                                      Postal Liaison
                                                                              ----------------------------------------------------
                                                                               5.  Telephone No. (include Area Code)
                                                                                   916-939-4602/916-857-6602
- ----------------------------------------------------------------------------------------------------------------------------------
6.  Dock Height(s)             7.  If Dock has Overhead Extension, State Clearance        8.  Operation Hours
                                                                                              24 hours/365 days year
- ----------------------------------------------------------------------------------------------------------------------------------
9.  Operation Days (Check applicable boxes)  10.  Permit No.(s) Authorized (Attach list, if necessary)  11.  Is optional procedure
    /X/  Sun  /x/  Mon  /X/ Tue  /X/  Wed    a.                        b.                   c.               currently used?
    /X/  Thur  /X/  Fri  /X/  Sat                  175                                                       / /  Yes  / /  No
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
                                       12.  Class of Mail and Payment Method for Plant Load
- ----------------------------------------------------------------------------------------------------------------------------------
             Payment Method      1st    2nd      3rd    4th                Payment Method         1st    2nd    3rd    4th

a.  Precanceled Stamps                                          d.  Meter

- ----------------------------------------------------------------------------------------------------------------------------------
                                                                    Computerized, Itemized, or
b.  Permit Imprint                X                             e.  Centralized Postage
                                                                    Payment                        X
- ----------------------------------------------------------------------------------------------------------------------------------

c.  Official Mail

- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
                                                         13.  Mail Profile
                         (Obtain information for Items a-e from Page 3. Plant Load Authorization Worksheet)
- ----------------------------------------------------------------------------------------------------------------------------------
a.  Type of Mail (Check one or more boxes)

    /X/  Letter Size      /X/  Flat Size       / /  Machinable Parcels      / /  Irregular Parcels      / /  Outsides

- ----------------------------------------------------------------------------------------------------------------------------------
b.  Frequency of Mailings (Check one or more boxes)

    /X/  Daily            / /  Weekly          / /  Monthly                 / / One-Time                / /  Other (Explain)

- ----------------------------------------------------------------------------------------------------------------------------------
c.  Method of Mailing (Check one or more boxes)

    / /  Sacks            / /  Pallets         /X/  Containers              / / Bed Loaded              / /   Other (Explain)

- ----------------------------------------------------------------------------------------------------------------------------------
d.  Destination of Mailing (Check one or more boxes)

    /X/  Intra-Service Area                    /X/  Inter-Service Area

- ----------------------------------------------------------------------------------------------------------------------------------
e.  Volume of Mailing (Check one or more boxes)

    /X/  50% of one vehicle by    / /  60% of one vehicle     /X/  2-5 Vehicles       / /  31-40 Vehicles    / /  21-30 Vehicles
         cube or weight                by cube or weight
                                                              / /  11-20 Vehicles     / /  5-10 Vehicles     / /  Over 41 Vehicles
- ----------------------------------------------------------------------------------------------------------------------------------
Comments (Use separate sheet, if necessary)



    Mail volume may vary by pickup.  IBS II is an extension of IBS I, located in El Dorado
    Hills and is serviced out of Folsom, CA versus Sacramento and we would like the Postal
    Service to consider a two-stop pickup, as well as a single pickup, based on volume.  We will have the minimum number of GPMCs ready for pickup at least twice daily during the ramp up and will revisit the schedule as required by both IBS and the Postal Service as mail volume increases.



- ----------------------------------------------------------------------------------------------------------------------------------
NOTE:  A complete description of Plant Load can be found in Section 154.1 of the Domestic Mail Manual.
- ----------------------------------------------------------------------------------------------------------------------------------
PS  Form 3815, July 1986 (Page 1)



                            PLANT LOAD AUTHORIZATION WORKSHEET
                             (Use separate sheet, if necessary)


A.  Volume Date/Per Average Mailing (To be completed by AR) (Use current and future volume for the proposed plant load operations)

    1.  Average Daily Volume per mailing number of:

        a.  Trays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        b.  Pallets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        c.  Containers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        d.  Bundles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        e.  Parcels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

    2.  Average Daily Weight per Unit

        a.  Trays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     18,000

        b.  Pallets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        c.  Containers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        d.  Bundles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        e.  Parcels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

    3.  Average Daily Weight in pounds per mailing  . . . . . . . . . . . . . . . . . . . . . . . . .                     18,000

    4.  Average Daily Number of Mailings in one vehicle . . . . . . . . . . . . . . . . . . . . . . .      _____________________

B.  Mileage From Mailer's Plant to Destination Postal Facility (to be completed by AR)

    1.  Mailer's Plant Location and ZIP+4 Code  . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

    2.  Destination Postal Facility Locations and ZIP Code. . . . . . . . . . . . . . . . . . . . . .      Sacramento, CA  95827

    3.  Mileage (from Item 1 to Item 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         95

    4.  By-Passed Facility/Facilities (Check one or more) . . . . . . . . . . . . . . . . . . . . . .      Origin

        a.  Associate Office. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        b.  Origin SCF. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 X

        c.  Origin BMC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        d.  ADC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        e.  Destination BMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        f.  Destination SCF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

C.  Determining Percent of Vehicle Capacity (to be completed by TMSC)

    1.  Type of vehicle to be used. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

    2.  Capacity of vehicle . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        a.  Sacks (number) in fully loaded vehicle. . . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        b.  Pallets (number) in fully loaded vehicle. . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        c.  Containers (number) in fully loaded vehicle . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        d.  Bundles (number) in fully loaded vehicle. . . . . . . . . . . . . . . . . . . . . . . . .      _____________________

        e.  Parcels (brickloaded)(number) in fully loaded vehicle . . . . . . . . . . . . . . . . . .      _____________________

    3.  Mailer's Average Volume Per Vehicle (Item A-1 multiplied by Item A-D) . . . . . . . . . . . .      _____________________

    4.  Percent Capacity of Vehicle Utilized by Plant Load (Divide Items 3 by Item 2)  . . . . . . . .     _____________________



- ----------------------------------------------------------------------------------------------------------------------------------
Prepared by (Name)                               AR (Title)                                    Date

    La Verne Barnes                                 Postal Liaison                                     3/17/95

- ----------------------------------------------------------------------------------------------------------------------------------
Prepared by (Name)                               TMSC (Title)                                  Date



- ----------------------------------------------------------------------------------------------------------------------------------
PS Form 3815, July 1986 (Page 3)


ATACHMENT D - MAILER'S DEFINITION OF TERMS

                      International Billing Services                 Pg. 1 of 5
                        Making Quality Statements

[LOGO]



                                 DEFENITION OF TERMS

 1. BILLING STATISTICS
    Itemized listing of the number of statements, images, pages, sortation and postage.

 2. BUNDLE REPORT
    Explanation of what pieces are banded together, based on sortation.

 3. BUSINESS DAY 3602 SUMMARY
    Accumulation of all transactions for the previous 24 hour mailing period for Cable Statements, only.

 4. CORP
    A unique numeric identity of each of the customers for which we do mailings.

 5. CUSTOMER RETURN LETTER
    A disclaimer letter, sent with pieces of mail back to our customer which were identified by the computer as being invalid zipcodes/zipcode. Could also be used for Special Handling Mail.

 6. FACSIMILE WORK REQUEST CUSTOMER INVOICE
    Daily Transmittal and Release to Print.

 7. PERIODIC 3602 REPORT
    Documentation of pieces mailed during a 12 hour Shift or period which includes postage amount.

 8. PLAN JOB CARD
    Card generated at the beginning of each Plan, used as one of the control documents which follows the Job until completion.

 9. PLAN
    Work unit.

10. POSTAL MANIFEST LISTING
    Details containers mailed by Plan during a 12 hour period (by shift).

11. SKEY
    (Sorted Key File) Break down into smaller unit of work. Data that has been through both Plan Select and Postal Processor.

12. SAMPLE PACK
    A large envelope used to store samples of the actual pieces used to generate the mail. It includes the statement and envelope stock, copy of the insert/inserts and Job Card.

13. SPECIAL HANDLING REQUEST
    Customers may request special handling of specific mailings or mail pieces. These would not normally mail through our automated process. (Held, pulled, pieces over 11 ounces or invalids).

14. STATEMENT CLOSE-OUT INDEX
    Post Production process of Customer Service. Documentation is checked for accuracy and completeness and signed off prior to filing.

15. STATEMENTSPLUS PLAN SUMMARY REPORT
    A brief description generated by Customer Service for Production use. It provides information specific to a Corp and Cycle for inserting purposes.

16. SUMMARY OF MAILINGS
    24 hour summary of all generated for a day.

17. TURNAROUND ANALYSIS SUMMARY INFORMATION
    A complete listing of dates and times when trays were mailed.

18. ZIP CATALOG REPORT
    No longer used.  Now referred to as a Bundle Report.

                                                                  Pg. 2 of 5

BUNDLE SURNMAY REPORT
- -   Detail reporting of the contents of a mail container by mail bundle used to substantiate postage paid or due to the U.S. Postal Services.

POSTAL MAINFEST REPORT
- -   A summary report detailing all the containers, rate categories, and postage due to US Postal Service in the past 24 hours.

                                                                  Pg. 3 of 5

C

TERM                         DEFINITION

CAR: CERTIFICATION ASSISTANCE REQUEST. A form USCS personnel complete to request a software change or enhancement, or further information on how the software functions under certain circumstances

CASS: CODING ACCURACY SUPPORT SYSTEM. CASS certification refers to a USPS certification process for address matching software. The CASS process matches the customer's address file against a standardized address file provided by the USPS. CASS certification is mandatory for automation mailings that use ZlP+4, and allows discounts to be taken if at least 85% of the file is matched.

CONTAINER:                   U.S. POSTAL SERVICE cardboard mailing container.
                             Also referred to as TRAY or TUB.

CONTAINER LOAD PROGRAM:      SEE NHS4130 (CONTAINER LOAD) program.

CORP: Refers to an IBS customer. Each corp is assigned a number. Sometimes this term is also used to refer to a batch of data belonging to the customer.

CRIS:                        Carrier Route Information System.

CRIS88: Carrier Route Update program. A program that compares the street address in a cable system's Master file against the USPS master listing. If an address requires a new carrier route, the program updates the master file.

CUSBAL: CUSTOMER BALANCE file. A file containing updated subscriber financial information. DDP Financials creates this data through updated processing.

CUSTOM FID:                  A FID used in a customized statement message, set
                             up through Type 30-20 (Statement and Postcard
                             Messages).

                                                                  Pg. 4 of 5

P

TERM                         DEFINITION

PARAMETER:                   A value entered by a programmer or operator that
                             controls or instructs the software.

PERMIT MAILING:              A process that allows IBS to use permit imprints
                             to indicate postage fees and special service fees that have been paid in advance.

PHOENIX/SGI:                 PHOENIX is the name of the modular preprocessor
                             system that runs on the SILICON GRAPHICS INC.
                             (SGI) UNIX computer.

PIDATA: Print Image Data file. This file is created by TAL7271 (STATEMENTSPLUS LOAD) and contains the actual statement data. The statement data goes directly from TAL7271 to TAL7277 (HOST TO XEROX) or TAL7275 (TAPE PULL).

PLAN: A group of statements that has the same INSERT combination. Different production methods within the same plan may affect that plan's final insert results. Plans offer a unique method to separate certain subscribers' accounts and offer different insert combinations. The CUSTOMERS provide grouping (plan) information on their tapes.

PLANS GENERATED COUNT:       The number of plans generated by the NHS4123 (PLAN
                             SELECTION), always having a count greater than zero.

PLANS LOADED COUNT:          The number of plan container records that have
                             been loaded into the DESTINATION CONTAINER FILE by the NHS4130 (CONTAINER LOAD) program.

POSTAL 3600 PROCESS:         Creates a REPORT, or manifest, that details how
                             much money IBS owes the U.S. POSTAL SERVICE.

POSTAL PROCESSOR:            Postal Processor = A program that sorts the UKEY
                             files into SKEY files, assigns statements to bundles, and assigns bundles to containers.

                             Uses software consisting of a communications, formatting, cQUENCE (third party U.S. Postal Qualification), and monitor modules. The Postal Processor resides on a PC (486 or Higher).

PPV:                         Pay-Per-View. A service through which

                                                                  Pg. 5 of 5

S

TERM                         DEFINITION

SKEY: Sorted key file. The name of the UKEY file after it has been sorted by the Postal Processor. There can be multiple SKEYs per plan. The keys contain postal information, inserting and special handling information, and a pointer into the PIDATA file.

\STA:                        Abbreviation that identifies the Storage A
                             Production Tandem TNS1 System.

SORTATION LEVEL:             There are nine sortation levels defined by the
                             USPS: carrier mute, 5-digit barcode, 3-digit barcode, presort ZIP+4 presort non-presort barcode, residual, ZIP+4 residual, invalid. As the name suggests, these levels define the manner in which the mail pieces are sorted for processing. The different levels correspond to different postage discounts off the basic rate.

SPECIAL HANDLING:            Customers may request SPECIAL HANDLING for some or
                             all statements. Special handling statements are separated from the mail production flow for special processing. Special handling statements include held, pulled, flat files, invalids, and pieces over 11 ounces, over 1/4 inch or multiple copy.

SUBSCRIBER:                  An individual or organization that has contracted
                             with an IBS CUSTOMER (e.g., a credit union to) receive the services (e.g., banking services) of that customer.

                                                              [Logo]
March 17,1995                                 International Billing Services
                                                 Making Quality Statements

Mr. Jerry Long
Postmaster Sacramento
3775 Industrial Blvd.
West Sacramento, CA                                        [LETTERHEAD]

Dear Mr. Long,

International Billing Services has opened an extension to the El Dorado Hills facility and it is located at 9950 Mills Station Road in Sacramento, CA.

This letter is a request for acceptance of mail generated at all sortation levels, as described in P730 of the DMM. Specifically letters and flats mail.

IBS currently prepays postage to the Folsom P.0. based on deposits from previous like cycles and is looking into the use of CTAS. The calculation of postage and mail sortation is driven by our computers located at IBS I.

All reports supporting mail generated at the IBS II facility will be available for inspection upon request of verification clerk or other postal official.

The IBS Customer Service Department produces a sample packet. Quality checks first 3 statements, last statement and sequence verification on all plans generated. In addition, we have computer log out stations throughout the automated container (tray) line which tracks each unit of mail by weight and location. A container mail verification program is used to status many departments, as well as update other programs. When all containers are mailed for a Job, there is a final program which shows it is no longer in process.

Postage is debited to our permit account based on the sum for trays mailed from IBS II during the previous 24 hours.

We intend to generate approximately one half the total current volume being mailed from IBS I which is 56,000,000 pieces per month. Beginning
March 31, 1995 we will be producing in excess of 8,000,000 pieces and would like to have a Plant Load Agreement in place.

The traditional verification method is not efficient for either IBS or the postal service, therefore, we have requested an AMS Agreement.

IBS II is a 365 day per year operation and needs the support of a Plant Load for pick up of mail, as well as transport of empty equipment.

We understand the minimum requirement of one half trailer load of mail being picked up in order to qualify as a Plant Load and feel we will meet that requirement by March 31.

Jerry, if you need any additional information from us, please do not hesitate to contact me by phone 939-4602 or pager 328-4903 PGR. If I am not available, please contact Mury Salls, VP of Postal Relations at 939-4896.

I look forward to hearing from you by Friday, March 24.

Respectfully,

/s/La Verne A. Barnes

La Verne A. Barnes
Postal Liaison, IBS/CableData

cc: Linda Deaktor  Linda Waddell
    Mike McBride   Mury Salls

                                                               [Logo]
March 20,1995                                 International Billing Services
                                                 Making Quality Statements

Mr. Jerry Long
Postmaster Sacramento
USPS
3775 Industrial Blvd.
West Sacramento, CA 95799                                       [LETTERHEAD]

Dear Mr. Long,

Our company, International Billing Services (IBS I) has outgrown its facility in El Dorado Hills and has expanded to a different site located at 9950 Mills Station Rd. in Sacramento, Ca.

This is a request for Plant Load authorization at IBS II which will require a postal clerk be available for verification of mail being generated out of that facility.

I am enclosing necessary documentation to support a Plant Load and would appreciate your help in working out the details along with Mike McBride and others.

March 31, 1995 is our target date to have mail verified at IBS II and picked up by the postal service for dispatch to appropriate Airport Mail Facility.

IBS II is a 24 hour, 365 day a year mail factory and can only be successful with the USPS as partners.

If you need any additional information please give me a call at 939-4602 or page 328-4903. Mury Salls, VP of Postal Relations may also be reached at 939-4896.

Best regards,

/s/ La Verne A. Barnes

La Verne A. Barnes
Postal Liaison, IBS/CableData

cc: Linda Deaktor
    Ron Graf
    Mike McBride
    Art Montoya
    Linda Waddell
    Mury Salls
    Bill Schaller